GUARANTY AND SURETYSHIP AGREEMENT

     THIS GUARANTY AND SURETYSHIP AGREEMENT (the "Guaranty Agreement" or the "Guaranty"), dated as of January 16, 1998, is made by each of the undersigned (each a "Guarantor" and collectively the "Guarantors") to each of Richard T. Aab, a resident of Rochester, New York, Tansukh V. Ganatra, a resident of Charlotte, North Carolina and Melrich Associates, L.P., a New York limited partnership (each a "Lender" and collectively the "Lenders").

                              W I T N E S S E T H:

     WHEREAS, US LEC Corp., a Delaware corporation (the "Borrower"), has executed a separate Promissory Note in favor of each Lender, each dated January 16, 1998 (as from time to time amended, modified or supplemented, the "Notes") pursuant to which the Lenders have loaned to the Borrower, collectively, $8,289,150 (the "Loans"); and

     WHEREAS, Borrower owns a 99% equity interest in each of the Guarantors; and

     WHEREAS, the Borrower is required to cause each Guarantor to guarantee to the Lenders payment of the Borrower's Liabilities (as hereinafter defined) in accordance with the terms of this Agreement; and

     WHEREAS, each Guarantor will materially benefit from the loans made under the Notes, and each Guarantor is willing to enter into this Guaranty to provide an inducement for the Lenders to make the loans under the Notes;

     NOW, THEREFORE, in order to induce the Lenders to make loans to the Borrower under the Notes, each Guarantor agrees as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Notes.

     2. Guaranty. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Lenders the payment and performance in full of the Borrower's Liabilities (as defined below); provided, however, that the liability of each Guarantor with respect to the Guarantors' Obligations (as defined below) shall not exceed at any time the Maximum Amount (as defined below). For all purposes of this Guaranty Agreement, "Borrower's Liabilities" means: (a) the Borrower's prompt payment in full, when due or declared due and at all such times, of all obligations and all other amounts pursuant to the terms of the Notes, now or at any time or times hereafter owing, arising, due or payable from the Borrower to the Lenders, including, but not limited to, principal, interest, premium or fee (including, but not limited to, loan fees and attorneys' fees and expenses); and (b) the Borrower's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Notes. Each Guarantor's obligations to the Lenders under this Guaranty Agreement are hereinafter collectively referred to as the "Guarantors' Obligations". The "Maximum Amount" means the greater of (X) the aggregate amount of all advances to such Guarantor made directly or indirectly with the proceeds of Loans and not theretofore repaid by such Guarantor or (Y) 95% of (i) the fair salable value of the assets of such Guarantor as of the date hereof minus (ii) the total liabilities of such Guarantor (including contingent liabilities, but excluding liabilities of such Guarantor under this Guaranty and under the Security Agreements dated as of the date hereof executed by such Guarantor in connection with entering into this Guaranty (the "Security Agreements")) as of the date hereof; provided further, however, that, if the calculation of the Maximum Amount in the manner provided above as of the date payment is required of such Guarantor pursuant to this Guaranty would result in a greater positive number, then the Maximum Amount shall be deemed to be such greater positive number.

     Each Guarantor agrees that it is jointly and severally, directly and primarily liable for the Borrower's liabilities, subject to the limitations and conditions set forth herein.

     3. Payment. If the Borrower shall default in payment or performance of any Borrower's Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorneys' fees and expenses), or otherwise, when and as the same shall become due, whether according to the terms of the Notes, by acceleration, or otherwise, or upon the occurrence of any other Event of Default under the Notes that has not been cured or waived, then each Guarantor, upon demand thereof by the Lenders or their successors or assigns, will AS OF THE DATE OF THE DEMAND fully pay to the Lenders, subject to any restrictions and limitations set forth in Section 2 hereof, an amount equal to all Guarantor's Obligations then due and owing.

     4. Unconditional Obligations. This is a guaranty of payment and not of collection. The Guarantors' Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of the validity, legality or enforceability of the Notes or the Security Agreements or any other guaranty of the Borrower's Liabilities, and shall not be affected by any action taken under the Notes or any other guaranty of the Borrower's Liabilities, or any other agreement between the Lenders and the Borrower or any other Person, in the exercise of any right or power therein conferred, or by any failure or omission to enforce any right conferred thereby, or by any waiver of any covenant or condition therein provided, or by any acceleration of the maturity of any of the Borrower's Liabilities, or by the release or other disposal of any security for or guarantee of any of the Borrower's Liabilities, or by the dissolution of the Borrower or the combination or consolidation of the Borrower into or with another entity or any transfer or disposition of any assets of the Borrower or by any extension or renewal of any of the Notes or the Security Agreements, in whole or in part, or by any modification, alteration, amendment or addition of or to any of the Notes or any of the Security Agreements, any other guaranty of the Borrower's Liabilities, or any other agreement between the Lenders and the Borrower or any other Person, or by any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of any Guarantor, or might otherwise constitute a legal or equitable discharge of a surety or guarantor; it being the purpose and intent of the parties hereto that this


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


Guaranty Agreement and the Guarantors' Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided or as provided in the Notes or Security Agreements.

     5. Currency and Funds of Payment. Each Guarantor hereby guarantees that the Guarantors' Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower's Liabilities, or the rights of any Lender with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Borrower's Liabilities.

     6. Events of Default. In the event that (a) there shall occur an Event of Default under the Notes (b) there shall occur an Event of Default under the Security Agreements; (c) any default shall occur in the payment of amounts due hereunder; or (d) any other default shall occur hereunder which remains uncured or unwaived for a period of thirty (30) days (each of the foregoing an "Event of Default" hereunder); then notwithstanding any collateral available to the Lenders from the Borrower or any Guarantor or any other guarantor of the Borrower's Liabilities, or any other party, at the election of the Lenders and without notice thereof or demand therefor, so long as such Event of Default shall not have been waived, the Guarantors' Obligations shall become immediately due and payable.

     7. Suits. Each Guarantor from time to time shall pay to the Lenders, on demand, at the Lenders' principal office or such other address as the Lenders shall give notice of to the Guarantor, the Guarantors' Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Lenders or any of them may proceed to suit against any one or more or all of the Guarantors. At the election of the Lenders, one or more and successive or concurrent suits may be brought hereon by the Lenders against any one or more or all of the Guarantors, whether or not suit has been commenced against the Borrower, any other guarantor of the Borrower's Liabilities, or any other Person and whether or not any Lender has taken or failed to take any other action to collect all or any portion of the Borrower's Liabilities.

     8. Set-Off and Waiver. Each Guarantor waives any right to assert against the Lenders as a defense, counterclaim, set-off or cross claim any claim (legal or equitable) which such Guarantor may now or at any time hereafter have against the Borrower without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. If at any time hereafter any Lender employs counsel for advice or other representation to enforce the Guarantors' Obligations that arise out of an Event of Default, then, in any of the foregoing events, all of the reasonable attorneys' fees arising from such services and all reasonable expenses, costs and charges in any way or respect arising in connection therewith or relating thereto shall be jointly and severally paid by the Guarantors to the Lenders, on demand.

     9. Waiver; Subrogation; Subordination.


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


     (a) Each Guarantor hereby waives notice of the following events or occurrences: (i) the Lenders' acceptance of this Guaranty Agreement; (ii) the Lenders' heretofore, now or from time to time hereafter loaning monies or giving or extending credit to or for the benefit of the Borrower, whether pursuant to the Notes, or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) the Lenders or the Borrower heretofore, now or at any time hereafter, obtaining, amending, substituting for, releasing, waiving or modifying the Notes; (iv) presentment, demand, notices of default, non-payment, partial payment and protest; (v) the Lenders heretofore, now or at any time hereafter granting to the Borrower (or any other party liable to the Lenders on account of the Borrower's Liabilities) any indulgence or extensions of time of payment of or in respect of the Borrower's Liabilities; and (vi) the Lenders heretofore, now or at any time hereafter accepting from the Borrower or any other person, any partial payment or payments on account of the Borrower's Liabilities or any collateral securing the payment thereof or the Lenders settling, subordinating, compromising, discharging or releasing the same in whole or in part. Each Guarantor agrees that each Lender may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Lender, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from the Guarantors' Obligations, (b) each Guarantor hereby consents to each and all of the foregoing events or occurrences and (c) each Guarantor waives, to the extend permitted by law, (1) any right of a surety or guarantor to any defense, discharge, release or diminution of its liabilities hereunder as a result of any of the foregoing events or occurrences, and (2) any right under N.C.G.S. Section 26-7 through 26-9 inclusive or otherwise or require that resort be had to the Borrower or any other guarantor of, or any property securing, all or any part of the Borrower's Liabilities.

     (b) Each Guarantor hereby agrees that payment or performance by such Guarantor of the Guarantors' Obligations under this Guaranty Agreement may be enforced by the Lenders upon demand by the Lenders to such Guarantor without the Lenders being required, each Guarantor expressly waiving any right it may have to require the Lenders, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other Guarantor or any other guarantor of the Borrower's Liabilities, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY EACH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE LENDERS, AND THE PROVISIONS HEREOF ENFORCED BY THE LENDERS, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT (AS DEFINED IN THE NOTES) OCCURS AND IS CONTINUING UNDER ANY OF THE NOTES, or (ii) seek to enforce or resort to any remedies with respect to any security interests, liens or encumbrances granted to the Lenders by the Borrower or any other Person on account of the Borrower's Liabilities or any guaranty thereof. No Lender shall have any obligation to protect, secure or insure any of the foregoing security interests, liens or encumbrances on the properties or interests in properties subject thereto. The Guarantors' Obligations shall in no way be impaired, affected, reduced, or released by reason of any Lender's failure or delay to do or take any of the acts, actions or things described in this Guaranty Agreement including, without limiting the generality of the foregoing, those acts, actions and things described in this Section 9.


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


     (c) Each Guarantor further agrees with respect to this Guaranty Agreement that such Guarantor shall have no right of subrogation, contribution, reimbursement or indemnity, nor any right of recourse to security for the Borrower's Liabilities until the Borrower's Obligations under the Notes have been fully, finally and irrevocably paid and satisfied.

     (d) Until the Borrower's Obligations under the Notes have been fully, finally and irrevocably paid and satisfied, each Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations of the Borrower to such Guarantor to the Borrower's Liabilities, and all amounts due under such debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and paid over forthwith to the Lenders on account of the Borrower's Liabilities and, pending such payment, shall be held by such Guarantor as agent and bailee of the Lenders separate and apart from all other funds, property and accounts of such Guarantor. Guarantor, at the request of the Lenders, shall execute such further documents in favor of the Lenders to further evidence and support the purpose of this Section 9(d).

     10. Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date hereof, and shall continue in full force and effect until all of the Borrower's Obligations (other than obligations in the nature of continuing indemnities and liability for expenses which are not yet due and payable, which shall survive as an obligation guarantied by the Guarantors hereunder notwithstanding any termination hereof) are fully, finally and irrevocably paid and satisfied. The Lenders shall give each Guarantor written notice of such termination at each Guarantor's address set forth below such Guarantor's execution hereof on the signature pages of this Guaranty or such other address for the Guarantor as such Guarantor shall give notice to the Lenders in the manner provided for the giving of notices under the Notes (the "Guarantor's Address"). This Guaranty Agreement shall be binding upon and inure to the benefit of each Guarantor, the Lenders and their respective successors and assigns. Notwithstanding the foregoing, no Guarantor may, without the prior written consent of the Lenders, assign any rights, powers, duties or obligations hereunder. Any claim or claims that the Lenders may at any time hereafter have against any Guarantor under this Guaranty Agreement may be asserted by any Lender by written notice directed to any one or more or all of the Guarantors at the applicable Guarantor's Address.

     11. Representations and Warranties. Each Guarantor warrants and represents to the Lenders that it is duly authorized to execute, deliver and perform this Guaranty Agreement, that this Guaranty Agreement is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and that such Guarantor's execution, delivery and performance of this Guaranty Agreement do not violate or constitute a breach of any of its charter or governance documents or any agreement to which such Guarantor is a party, or any law, order, rule, regulation, decree or award of any applicable governmental authority or arbitral body.


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


     12. Expenses. Each Guarantor agrees to be liable for the payment of all reasonable fees and expenses, including without limitation attorney's fees, incurred by any Lender in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought.

     13. Reinstatement. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by the Lenders under the Notes or the Security Agreements or this Guaranty Agreement is rescinded or must be restored for any reason.

     14. Counterparts. This Guaranty Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

     15. Reliance. Each Guarantor represents and warrants to the Lenders, that:
(a) such Guarantor has adequate means to obtain from Borrower, on a continuing basis, information concerning Borrower and Borrower's financial condition and affairs and has full and complete access to Borrower's books and records; (b) such Guarantor is not relying on any Lender, or its or their employees, agents or other representatives, to provide such information, now or in the future; (c) such Guarantor is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risks undertaken by providing this Guaranty; (d) such Guarantor has relied solely on the Guarantor's own independent investigation, appraisal and analysis of Borrower and Borrower's financial condition and affairs in deciding to provide this Guaranty and is fully aware of the same; and (e) such Guarantor has not depended or relied on any Lender, or his or its employees, agents or representatives, for any information whatsoever concerning Borrower or Borrower's financial condition and affairs or other matters material to such Guarantor's decision to provide this Guaranty or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that no Lender has any duty or responsibility whatsoever, now or in the future, to provide to any Guarantor any information concerning Borrower or Borrower's financial condition and affairs, other than as expressly provided herein, and that, if such Guarantor receives any such information from any Lender, its or their employees, agents or other representatives, such Guarantor will independently verify the information and will not rely on any Lender, or its or their employees, agents or other representatives, with respect to such information.

     16. Governing Law.

          (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

          (b) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE


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


     TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF MECKLENBURG, STATE OF NORTH CAROLINA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE NONEXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

          (c) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE GUARANTOR'S ADDRESS (AS HEREIN DEFINED) FOR EACH GUARANTOR AND AT THE ADDRESS OF SUCH OTHER PARTY PROVIDED IN THE NOTES OR SECURITY AGREEMENTS OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NORTH CAROLINA.

          (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES OR THE SECURITY AGREEMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

          (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY


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


     HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.


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


     IN WITNESS WHEREOF, the parties have duly executed this Guaranty Agreement on the day and year first written above.



                                        GUARANTORS:

                                        US LEC of North Carolina L.L.C.

WITNESS:                                By: /s/ David N. Vail
                                           ------------------------------------
                                        Name: David N. Vail
                                              ---------------------------------
______________________                  Title: Executive Vice President, Finance
                                               Chief Financial Officer

______________________                  Address for Notices:

                                        US LEC of North Carolina L.L.C.
                                        212 S. Tryon Street, Suite 1540
                                        Charlotte, North Carolina  28281
                                        Telefacsimile: (704) 319-1345



                                       US LEC of Georgia L.L.C.

                                       By: /s/ David N. Vail
                                          ------------------------------------
                                       Name: David N. Vail
                                             ---------------------------------
                                       Title:  Executive Vice President, Finance
WITNESS:                                       Chief Financial Officer

______________________

______________________                   Address for Notices:

                                         US LEC of Georgia L.L.C.
                                        212 S. Tryon Street, Suite 1540
                                        Charlotte, North Carolina  28281
                                        Telefacsimile: (704) 319-1345



                                        LENDERS:

                                        /s/ Richard T. Aab
                                        ----------------------------------
                                        Richard T. Aab

                                        /s/ Tansukh V. Ganatra
                                        --------------------------------------
                                        Tansukh V. Ganatra


                                        Melrich Associates, L.P.

                                        By:  /s/ Richard T. Aab
                                             ----------------------------------
                                             Richard T. Aab, General Partner